John Hancock Investment Trust

Supplement dated February 1, 2014, to the current Class R6 summary prospectus

John Hancock Seaport Fund

As of February 1, 2014, John Hancock Advisers, LLC, the fund’s advisor, has implemented a new contractual expense limitation arrangement for Class R6 shares of the fund described below in order to reduce the expenses of Class R6 shares of the fund.

The following amends and restates the information regarding Class R6 shares presented under the heading “Fees and expenses—Annual fund operating expenses” in the “Fund summary” section:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management fee	1.50
Other expenses[1]
Dividend and interest expense on short sales	1.41
Interest expense on borrowings	0.05
Remainder of other expenses	0.25
Total other expenses	1.71
Total annual fund operating expenses	3.21
Contractual expense reimbursement[2]	–0.10
Total annual fund operating expenses after expense reimbursements	3.11

1 “Other expenses” have been estimated for the fund’s first year of operations. Actual expenses related to the fund’s short sales transactions may vary significantly from the estimated amount shown above depending on the extent to which the subadvisor engages in short sales on the fund’s behalf.

2 The advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

In addition, the following amends and restates the information presented under the heading “Expense example” in the ”Fund summary” section:

Expenses ($)	Class R6
1 year	314
3 years	980

You should read this supplement in conjunction with the summary prospectus and retain it for future reference.